UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24159

Franklin Infrastructure Solutions Fund

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Franklin Infrastructure Solutions Fund
Annual Report | March 31, 2026

Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation and, to a lesser extent, current income.
In pursuing its investment objective, the Fund intends to invest in a range of infrastructure-related assets, including debt and equity interests.
What’s Inside

Franklin Infrastructure Solutions Fund 2026 Annual Report

Management discussion of fund performance
Dear Shareholder,
We are pleased to provide the annual report of Franklin Infrastructure Solutions Fund (“FTINRA” or the “Fund”) for the period ended March 31, 2026.
The near-term outlook for FTINFRA’s private infrastructure portfolio remains constructive, though the broader macroeconomic backdrop has become more complicated. Middle East tensions have shifted from a primarily macro risk to a more direct input-cost and supply-chain concern, with disruption through the Strait of Hormuz tightening global gas and fertilizer markets while oil and shipping costs have risen sharply. This environment is generally supportive for contracted, inflation-linked and essential infrastructure assets, where revenues are often underpinned by regulated, contracted or mission-critical demand. At the same time, it creates a more challenging backdrop for transport and freight-intensive supply chains.
The Fund is in its early stages of investing and continues to source new investments with attractive volumes seen across our pipeline. Essential infrastructure continues to benefit from durable usage patterns and a growing need for investment across power and digital infrastructure. Electricity networks and related assets should continue to benefit from the energy transition and rising power demand, while data infrastructure remains supported by hyperscale capacity requirements. More broadly, core infrastructure appears well-positioned in growth economies.
As we look ahead to the rest of 2026, we thank you for your continued partnership and support of the Fund.
Franklin Infrastructure Solutions Fund Annual Report
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Peter Blue	Andrew Buck	Andrew Knox
Head of Private Market Solutions	Portfolio Manager	Managing Director and Portfolio Manager

Sam Roach	Jane Trust, CFA
Portfolio Manager	President and Chief Executive Officer

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Franklin Infrastructure Solutions Fund Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

†
The bar graph above represents the composition of the Fund’s investments as of March 31, 2026. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡
Represents less than 0.1%.
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Consolidated schedule of investments
March 31, 2026
 Franklin Infrastructure Solutions Fund
(Percentages shown based on Fund net assets)
		Acquisition Date		Fair Value
Investments—100.1%
Co-Investments — 100.1%(a)
North America — 100.1%
DB AI Infrastructure U-B, LP		1/23/26		$29,722,695
	Rate		Shares
Money Market Funds — 0.0%††,(b)
Dreyfus Government Cash Management	3.536%		5,387	5,387 (c)
Total Short-Term Investments				5,387
Total Investments — 100.1%				29,728,082
Liabilities in Excess of Other Assets — (0.1)%				(32,331)
Total Net Assets — 100.0%				$29,695,751

††	Represents less than 0.1%.
(a)
Investments have no redemption provisions, are issued in private placement transactions and are restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026, was $29,722,695, or 100.1% of net assets. As of March 31, 2026, the aggregate cost of each investment restricted to resale was $27,303,991.

(b)	The total cost of Investments in Money Market Funds as of March 31, 2026 was $5,387.
(c)	Rate shown is one-day yield as of the end of the reporting period.
See Notes to Consolidated Financial Statements.
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Franklin Infrastructure Solutions Fund 2026 Annual Report

Consolidated statement of assets and liabilities
March 31, 2026

Assets:
Investments, at value (Cost — $27,309,378)	$29,728,082
Deferred offering costs	647,889
Receivable from investment manager	504,914
Interest receivable	16
Total Assets	30,880,901
Liabilities:
Payable for offering costs	647,889
Payable for organization costs	427,075
Legal fees payable	67,123
Audit and tax fees payable	39,500
Trustees’ fees payable	1,818
Due to custodian	246
Accrued expenses	1,499
Total Liabilities	1,185,150
Total Net Assets	$29,695,751
Net Assets:
Paid-in capital in excess of par value	$27,301,099
Total distributable earnings (loss)	2,394,652
Total Net Assets	$29,695,751
Net Assets:
Class I	$29,695,751
Shares Outstanding:
Class I	2,730,399
Net Asset Value:
Class I	$10.88
See Notes to Consolidated Financial Statements.
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Consolidated statement of operations
For the Period Ended March 31, 2026†

Investment Income:
Interest	$8,049
Expenses:
Organization costs (Note 1)	427,075
Legal fees	67,123
Investment management fee (Note 2)	61,733
Audit and tax fees	39,500
Trustees’ fees	1,818
Shareholder reports	1,100
Custody fees	399
Total Expenses	598,748
Less: Fee waivers and/or expense reimbursements (Note 2)	(566,647)
Net Expenses	32,101
Net Investment Loss	(24,052)
Realized and Unrealized Gain on Investments (Notes 1, 3 and 6):
Change in Net Unrealized Appreciation (Depreciation) From Investments	2,418,704
Net Gain on Investments	2,418,704
Increase in Net Assets From Operations	$2,394,652
†
For the period January 21, 2026 (commencement of operations) to March 31, 2026.
See Notes to Consolidated Financial Statements.
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Franklin Infrastructure Solutions Fund 2026 Annual Report

Consolidated statement of changes in net assets

For the Period Ended March 31, 2026†	2026
Operations:
Net investment loss	$(24,052)
Change in net unrealized appreciation (depreciation)	2,418,704
Increase in Net Assets From Operations	2,394,652
Fund Share Transactions (Note 5):
Net proceeds from sale of shares	42,006,142
Shares redeemed in-kind (Note 6)	(14,705,043)
Increase in Net Assets From Fund Share Transactions	27,301,099
Increase in Net Assets	29,695,751
Net Assets:
Beginning of period	—
End of period	$29,695,751

†	For the period January 21, 2026 (commencement of operations) to March 31, 2026.
See Notes to Consolidated Financial Statements.
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Consolidated statement of cash flows
For the Period Ended March 31, 2026†

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$2,394,652
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio investments	(42,009,034)
Net purchases, sales and maturities of short-term investments	(5,387)
Increase in interest receivable	(16)
Increase in receivable from investment manager	(504,914)
Increase in deferred offering costs	(647,889)
Increase in payable for offering costs	647,889
Increase in payable for organization costs	427,075
Increase in Trustees’ fees payable	1,818
Increase in audit and tax fees payable	39,500
Increase in legal fees payable	67,123
Increase in accrued expenses	1,499
Change in net unrealized appreciation (depreciation) of investments	(2,418,704)
Net Cash Used in Operating Activities	(42,006,388)
Cash Flows from Financing Activities:
Increase in due to custodian	246
Proceeds from sale of shares	42,006,142
Net Cash Provided by Financing Activities	42,006,388
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	—

Non-Cash Financing Activities:
Payment for shares redeemed in-kind	$(14,705,043)
†
For the period January 21, 2026 (commencement of operations) to March 31, 2026.
See Notes to Consolidated Financial Statements.
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Franklin Infrastructure Solutions Fund 2026 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares	2026[1,2]
Net asset value, beginning of period	$10.00
Income (loss) from operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.89
Total income from operations	0.88
Net asset value, end of period	$10.88
Total return[3]	8.80%
Net assets, end of period (000s)	$29,696
Ratios to average net assets:
Gross expenses[4]	5.12%
Net expenses[5,6,7]	0.65
Net investment loss[4]	(0.49)
Portfolio turnover rate	0%

[1]	For the period January 21, 2026 (commencement of operations) to March 31, 2026.
[2]	Per share amounts have been calculated using the average shares method.
[3]
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized, except for organization costs (Note 2).
[5]	Annualized.
[6]
Pursuant to the Expense Limitation Agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.65% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. The expense limitation agreement has a term ending one-year from the date the Fund commenced operations, and the Manager may extend the term for a period of one year on an annual basis. The Manager may not terminate the Expense
Limitation Agreement during its initial one-year term. Refer to Note 2 for additional information.

[7]	Reflects fee waivers and/or expense reimbursements.
See Notes to Consolidated Financial Statements.
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Notes to consolidated financial statements
1. Organization and significant accounting policies
Franklin Infrastructure Solutions Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on January 21, 2026.
The Fund’s investment objective is to seek long-term capital appreciation and, to a lesser extent, current income. In pursuing its investment objective, the Fund intends to invest in a range of infrastructure-related assets, including debt and equity interests through a number of different approaches, including: (i) by making Direct Investments, which are investments not syndicated to other investors although primarily alongside transaction sponsors in the same class of equity or debt securities or other instruments as such transaction sponsors; (ii) by making Co-Investments, which are investments syndicated to other investors primarily alongside transaction sponsors in the same class of equity or debt securities or other instruments as such transaction sponsors; (iii) by acquiring Primary Funds, which are investment vehicles (other than Secondary Funds) acquired by the Fund through commitments to the issuer; and (iv) by acquiring Secondary Funds, which are investment vehicles, the interests in which are acquired by the Fund through purchases from existing investors (together with Primary Funds, “Portfolio Funds”) that invest primarily in infrastructure assets. The Fund also may invest in securities, secured or unsecured, listed on an exchange or unlisted used as evidence of a right, claim or otherwise a financial obligation related to infrastructure (“Infrastructure Debt”) and infrastructure-related equity securities that can be bought or sold on any number of public exchanges (“Listed Infrastructure”) (cumulatively, “Infrastructure Interests”). The Fund’s portfolio is expected to consist of private infrastructure investments that vary across industry sectors and geographies including developed and growing economies as well as various investment stages. The Fund intends to make investments focused on the areas of renewables and energy and communications/digital infrastructure in both developed and growing economies across a variety of private infrastructure investments. The Fund may also invest in other areas such as transportation and logistics, utilities, social infrastructure, natural capital and other real assets that provide necessary services to society.
The Fund also intends to invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, equity securities, derivatives and other investment companies, including money market funds and exchange-traded funds (“Liquid Assets”).
The Fund may make investments directly or indirectly through one or more entities or wholly-owned subsidiaries. The Fund may form a subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner, to facilitate potential future liquidity options or for the purpose of facilitating its use of permitted borrowings. Unless otherwise noted, this Schedule of Investments is the Consolidated Schedule of Investments of the Fund and its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in the consolidation for the Fund.
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Franklin Infrastructure Solutions Fund 2026 Annual Report

As of March 31, 2026, the Fund’s wholly-owned subsidiaries are FTINFRA Holdings LLC, FTINFRA Subsidiary LLC, and FTINFRA Intermediary LLC (collectively, the “Subsidiaries”). FTINFRA Holdings LLC invests primarily in Direct Investments, Co-Investments, and Portfolio Funds with capital contributed indirectly by the Fund. Each of the Subsidiaries is treated as a disregarded entity of the Fund for tax purposes.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation.  The Fund calculates its net asset value on a monthly basis by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.
Valuation oversight
Pursuant to policies adopted by the Board of Trustees (the “Board”), Franklin Templeton Private Markets Adviser, LLC (“FTPMA” or “Manager”) has been designated as the valuation designee and is responsible for the oversight of the monthly valuation process. The Board has designated FTPMA to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. FTPMA is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to FTPMA and the Board. The Board oversees the Valuation Committee’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. In its fair valuation process of Portfolio Funds, Direct Investments and Co-Investments, the Valuation Committee may consult with the Fund’s sub-adviser and sub-sub-advisers. However, the sub-adviser and sub-sub-advisers will not determine the fair values assigned to the Fund’s assets. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made, and that the Valuation Committee believes to be reliable.
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Notes to consolidated financial statements (cont’d)
Private Assets
The fair values of the Fund’s investments in Portfolio Funds and certain Direct Investments and Co-Investments are generally determined monthly using the net asset value (“NAV”) as a practical expedient in accordance with FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). Portfolio Funds are generally valued based on the latest NAV reported by the Portfolio Fund manager or general partner. Similarly, many Direct Investments and Co-Investments are generally valued based on the valuation information provided by the lead or sponsoring private investor. When determining the fair values of Portfolio Funds, the Fund also considers public index returns which may be relevant to individual Portfolio Funds, Direct Investments and Co-Investments for purposes of considering any adjustments to the fair value of each Portfolio Fund, Direct Investment and Co-Investment. In addition, the Fund also assesses any public company exposure held by Portfolio Funds, Direct Investments and Co-Investments, including any material events or price movement, for purposes of determining fair value at the measurement date. The valuation of Portfolio Funds, Direct Investments and Co-Investments may be based on imperfect information and is subject to inherent uncertainties.
To the extent the Valuation Committee is either unable to utilize the practical expedient under ASC 820, or where the Valuation Committee determines that use of the practical expedient is not appropriate as it will not result in a price that represents the fair value of an investment, the Valuation Committee will make a fair value determination.
Investments without a readily determinable fair value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Valuation Committee may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading  and  transaction  comparables,  applicable  market  yields  and  multiples,  security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cashflows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other  factors.  When  available,  broker  quotations  and/or  quotations  provided  by  pricing services are considered as an input in the valuation process. With  respect  to  investments  for  which  market  quotations  are  not  readily  available,  a multi-step valuation process is undertaken, as described below:
•
 Each portfolio company or investment will be valued by FTPMA, with assistance from one or more independent valuation firms;
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Franklin Infrastructure Solutions Fund 2026 Annual Report

•
 The independent valuation firm(s) conduct independent appraisals and make an independent assessment of the value of each investment; and
•
 FTPMA, under the supervision of the Board, determines the fair value of each investment, in good faith, based on the input of independent valuation firm(s) (to the extent applicable) and FTPMA’s own analysis.
Liquid Assets
The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-backed securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities, including exchange-traded funds, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third-party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by FTPMA to be unreliable, the market price may be determined by FTPMA using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its NAV, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
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Notes to consolidated financial statements (cont’d)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Investments valued at NAV	Total
Long-Term Investments†:
Co-Investments	—	—	—	$29,722,695	$29,722,695
Total Long-Term Investments	—	—	—	29,722,695	29,722,695
Short-Term Investments†:
Money Market Funds	$5,387	—	—	—	5,387
Total Short-Term Investments	5,387	—	—	—	5,387
Total Investments	$5,387	—	—	$29,722,695	$29,728,082

†	See Consolidated Schedule of Investments for additional detailed categorizations.
A listing of Private Asset types held by the Fund and related attributes, as of March 31, 2026, are shown in the below table:

Investment Category	Fair Value	Unfunded Commitments	Estimated Remaining Life	Redemption Frequency*	Notice Period (In Days)	Redemption Restriction Terms**
Co-Investments	$29,722,695	$6,902,895	4-8 years	None	N/A	Liquidity in the form of distributions from Private Asset investments

*
The information summarized in the table above represents the general terms for the specified investment type.
Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated
for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**
Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will generally occur over the life of Private Asset investments.

(b) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.
(c) Concentration risk. The Fund will concentrate its investments in the infrastructure industry and may focus its investments in one or more infrastructure market segments (e.g.,
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Franklin Infrastructure Solutions Fund 2026 Annual Report

energy, digital, transportation, renewables, social and utilities assets). As a result, the Fund’s portfolio is subject to greater risk and volatility than if investments had been made in a broader diversification of asset types and industries.
(d) Other risks. The Fund’s investments in Portfolio Funds and Co-Investments are subject to a number of risks. These interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Fund will seek to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Fund will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.
(e) Investment transactions and investment income. Investment transactions are accounted for on a trade date basis. Distributions received from Portfolio Funds and Co-Investments occur at irregular intervals and the exact timing of the distribution cannot be determined. The classification of distributions is based on the information received from the investment manager or administrator of the  Portfolio Funds and Co-Investments and it can be in cash or in-kind, including interest income and dividend income, realized gains and return of capital. Return of capital or security distributions received from Portfolio Funds and Co-Investments are accounted for as a reduction to cost.
Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.
(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(g) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.
(h) Offering costs. Costs incurred in connection with the Fund’s public offering are deferred until the commencement of the Fund’s public offering and then will be amortized on a straight line basis over twelve months.
(i) Federal and other taxes. As of March 31, 2026, the Fund is treated as a disregarded entity for tax purposes. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
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Notes to consolidated financial statements (cont’d)
(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
FTPMA is the Fund’s investment manager. Franklin Advisers, Inc. (“FAV” or the “Sub-Adviser”) is the Fund’s sub-adviser and is responsible for making investment decisions for the Fund’s investments in Infrastructure Interests.
Lexington Advisors LLC (“Lexington”) serves as a sub-sub-adviser to the Fund and is responsible for making investment decisions for the Fund’s investments in Secondary Funds and certain Co-Investments.
ClearBridge Investments (North America) Pty Limited (“ClearBridge”) also serves as a sub-sub-adviser to the Fund and is responsible for making investment decisions for the Fund’s investments in Listed Infrastructure.
Franklin Templeton Investments Corp. (“FTIC”) also serves as a sub-sub-adviser to the Fund and is responsible for coordinating with FAV in making investment decisions for the Fund’s investments in Infrastructure Interests with a focus on sourcing, underwriting and portfolio construction.
Benefit Street Partners L.L.C. (“BSP”) also serves as a sub-sub-adviser to the Fund and is responsible for making investment decisions for the Fund’s investments in certain Infrastructure Debt.
Benefit Street Partners Limited (“BSP Ltd.” and together with Lexington, ClearBridge, FTIC and BSP, the “Sub-Sub-Advisers” and together with the Sub-Adviser, the “Sub-Advisers”) also serves as a sub-sub-adviser to the Fund and is responsible for making investment decisions for the Fund’s investments in certain Infrastructure Debt.
FTPMA and the Sub-Advisers are each an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”).
Management Fee
In consideration of the advisory services provided by FTPMA, the Fund pays FTPMA a quarterly management fee at an annual rate of 1.25% based on the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month (the “Management Fee”). For purposes of determining the Management Fee payable to FTPMA, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee (as defined below), if any, payable to FTPMA or to any purchases or repurchases of shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within 5 business days after the completion of
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Franklin Infrastructure Solutions Fund 2026 Annual Report

the net asset value computation for the quarter. The Management Fee is paid to FTPMA out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.
Purchased shares are incorporated into the beginning of month net asset value and included in the computation of the Management Fee payable. For the period ending March 31, 2026, FTPMA waived the Management Fee.
Incentive Fee
At the end of each calendar quarter, FTPMA will be entitled to receive an incentive fee equal to 12.50% of the excess, if any, of (i) the Net Profits (as defined below) of the Fund for the relevant period over (ii) the then balance, if any, of the sum of the Hurdle Amount (as defined below) and the Loss Recovery Account (as defined below) (the “Incentive Fee”).
FTPMA will be entitled to receive an Incentive Fee in an amount equal to:
•  First, if the Net Profits for the applicable period exceeds the sum of the Hurdle Amount for that period and the Loss Recovery Account (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount allocated to FTPMA equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to FTPMA pursuant to this clause (any such amount, the “Catch-Up”); and
•  Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.
“Net Profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the end of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the dividend reinvestment plan (“DRIP”) exceeds (ii) the sum of (X) the net asset value of the Fund as of the beginning of such quarter and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). FTPMA will pay a portion of the Incentive Fee, if any, to FAV.
“Hurdle Amount” means, for any quarter, that amount that results in a 5% annualized internal rate of return on the net asset value of the Fund as of the beginning of the quarter and the aggregate issue price of shares of the Fund issued during such quarter, taking into account:
(i) the timing and amount of all distributions accrued or paid (without duplication) on all shares of the Fund minus Fund expenses (excluding distribution and servicing fees); and
(ii) all issuances of shares of the Fund over the period.
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Notes to consolidated financial statements (cont’d)
The ending net asset value of shares of the Fund used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the Incentive Fee and applicable expenses for the distribution and servicing fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude any shares of the Fund repurchased during such period.
Except as described in Loss Recovery Account below, any amount by which Net Profits falls below the Hurdle Amount will not be carried forward to subsequent periods.
“Loss Recovery Account” means a memorandum account maintained by the Fund, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly. For purposes of calculating Incentive Fees, such accruals are not deducted from net asset value.
FTPMA does not return to the Fund amounts paid to it on net profits that the Fund has not yet received in cash if such amounts are not ultimately received by the Fund in cash. If the Fund does not ultimately receive amounts in cash, a loss would be recognized, which would increase the amount of the Loss Recovery Account and reduce future Incentive Fee payments.
Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and FTPMA is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.
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Franklin Infrastructure Solutions Fund 2026 Annual Report

No Incentive Fee will be paid by the Fund directly to the Sub-Advisers, unless the Sub-Advisers elect to receive all or a portion of its Incentive Fee receivable from FTPMA under their sub-advisory agreements in shares, in which case the Fund could issue such shares directly to the sub-advisers.
For the period ended March 31, 2026, the Fund did not earn or accrue any Incentive Fees under its incentive fee arrangement.
Sub-Advisory Fee
FAV receives an annual Sub-Advisory Fee (the “Sub-Advisory Fee”), payable quarterly, from FTPMA. No Sub-Advisory Fees will be paid by the Fund directly to the Sub-Advisers, unless the Sub-Advisers elects to receive all or a portion of its Sub-Advisory Fee receivable from FTPMA under their sub-advisory agreements in shares, in which case the Fund could issue such shares directly to the Sub-Advisers, as applicable.
Payment of Management Fee, Sub-Advisory Fee or Incentive Fee in Shares
The Fund has received an exemptive order from the Securities and Exchange Commission that permits the Fund to pay FTPMA and Sub-Advisers all or a portion of its Management Fee, Sub-Advisory Fee and/or Incentive Fee, as applicable, in shares in lieu of paying FTPMA an equivalent amount of such fees in cash. As a condition of this exemptive relief, FTPMA and Sub-Advisers commit not to sell any such shares received in lieu of a cash payment of its Management Fee, Sub-Advisory Fee or Incentive Fee, as applicable, for at least 12 months from the date of issuance, except in exceptional circumstances.
Expense Limitation
Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, FTPMA has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Management Fee, Incentive Fee, any distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), valuation service providers and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.65% per annum (excluding Excluded Expenses) of the Fund’s average monthly net assets of the class of shares currently offered.
With respect to the class of shares currently offered, the Fund agrees to repay FTPMA any fees waived or expenses assumed under the Expense Limitation Agreement for such class of shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays FTPMA, whichever is lower. FTPMA is permitted to recapture amounts forgone or reimbursed within thirty-six months after the
Franklin Infrastructure Solutions Fund 2026 Annual Report
|19

Notes to consolidated financial statements (cont’d)
month in which FTPMA earned the fee or incurred the expense. The Expense Limitation Agreement has a term ending one-year from the date the Fund commenced operations, and FTPMA may extend the term for a period of one year on an annual basis. The Manager may not terminate the Expense Limitation Agreement during its initial one-year term.
During the period ended March 31, 2026, fees waived and/or expenses reimbursed amounted to $566,647.
Pursuant to these arrangements, at March 31, 2026, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTPMA, summarized by fiscal year end of expiration, as follows:

Class I
3/31/2027	—
3/31/2028	—
3/31/2029	$504,914
Total fee waivers/expense reimbursements subject to recapture	$504,914
For the period ended March 31, 2026, FTPMA did not recapture any fees.
Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources, Inc. (“Franklin Resources”).
All officers and one Trustee of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
As of March 31, 2026, Franklin Resources and its affiliates owned 100% of the Fund.
3. Investments
During the period ended March 31, 2026, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$42,009,034
Sales	— *

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $14,705,043 (Note 6).
At March 31, 2026, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$27,309,378	$2,418,704	—	$2,418,704
4. Derivative instruments and hedging activities
During the period ended March 31, 2026, the Fund did not invest in derivative instruments.
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Franklin Infrastructure Solutions Fund 2026 Annual Report

5. Capital shares
The Fund offers one class of shares of beneficial interest (“Shares”) designated as Class I Shares. The Shares will generally be offered on the first business day of each month at the NAV per Share on that day. The minimum initial investment in Class I Shares is $1,000,000. No upfront sales load will be paid with respect to Class I Shares. At March 31, 2026, the Trust had an unlimited number of Shares of capital stock authorized with no par value per share. Transactions in Shares of Class I Shares were as follows:

	Period Ended March 31, 2026[1]
	Shares	Amount
Class I
Shares issued	4,200,614	$42,006,142
Shares redeemed in-kind	(1,470,215)	(14,705,043)
Net increase	2,730,399	$27,301,099

[1]	For the period January 21, 2026 (commencement of operations) to March 31, 2026.
6. Redemptions in-kind
During the period ended March 31, 2026, Franklin Resources and its affiliates redeemed shares of the Fund, which were effected through in-kind distribution of a portfolio investment (“redemption-in-kind”) with total proceeds in the amount of $14,705,043. No gain or loss was recognized as a result of the transaction.
7. Income tax information and distributions to shareholders
As of March 31, 2026, the components of distributable earnings (loss) on a tax basis were the same as GAAP.
8. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, along with the related Notes to Consolidated Financial Statements. The Fund’s Consolidated Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Consolidated Financial Highlights.
Franklin Infrastructure Solutions Fund 2026 Annual Report
|21

Report of independent registered public accounting firm
To the Board of Trustees and Shareholders of Franklin Infrastructure Solutions Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Franklin Infrastructure Solutions Fund and its subsidiaries (the “Fund”) as of March 31, 2026, and the related consolidated statements of operations and cash flows, the consolidated statement of changes in net assets, including the related notes, and the consolidated financial highlights for the period January 21, 2026 (commencement of operations) through March 31, 2026 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period January 21, 2026 (commencement of operations) through March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and underlying investment fund manager. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
May 29, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
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Franklin Infrastructure Solutions Fund 2026 Annual Report

Board approval of management and
subadvisory agreements (unaudited)
At an in-person meeting held on February 10-11, 2026 (the “Meeting”), the Board of Trustees (the “Board”) of Franklin Infrastructure Solutions Fund (the “Fund”) approved the investment management agreement (the “Management Agreement”) between the Fund and Franklin Templeton Private Markets Adviser, LLC (the “Manager”), pursuant to which the Manager would provide the Fund with investment advisory and administrative services for an initial two-year period.  At the Meeting, the Board also approved the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Franklin Advisers, Inc. (the “Sub-Adviser”), and sub-sub-advisory agreements (each, a “Sub-Sub-Advisory Agreement” and together, the “Sub-Sub-Advisory Agreements”) between the Sub-Adviser and each of Lexington Advisers LLC, ClearBridge Investments (North America) Pty Limited, Franklin Templeton Investments Corp, Benefit Street Partners L.L.C. and Benefit Street Partners Limited (each, a “Sub-Sub-Adviser” and together, the “Sub-Sub-Advisers”), pursuant to which the Sub-Adviser and Sub-Sub-Advisers would provide the Fund with investment sub-advisory services for an initial two-year period. The Adviser, Sub-Adviser and Sub-Sub-Advisers are indirect wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
The Trustees of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) of the Fund were assisted in their review of the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements by Fund counsel and independent legal counsel and met with independent legal counsel in executive session at the Meeting separate from representatives of the Manager, Sub-Adviser and Sub-Sub-Advisers. Prior to the Meeting, the Independent Trustees considered information from the Manager, the Sub-Advisers and Sub-Sub-Advisers that they deemed reasonably necessary for their review of the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements. The discussion below reflects all of these reviews.
Nature, Extent and Quality of the Services to be provided to the Fund under the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements
The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund and its shareholders by the Manager, the Sub-Adviser and the Sub-Sub-Advisers under the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements, respectively. The Board also considered the Manager’s supervisory responsibilities with respect to the Sub-Adviser and the Sub-Sub-Advisers. The Board noted that although the Fund is newly-organized and has no operating history, the Board took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other closed-end funds in the same complex under the
Franklin Infrastructure Solutions Fund
|23

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Board’s purview, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to those funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the Manager’s compliance policies and procedures established pursuant to the 1940 Act. The Board also reviewed information from the CCO regarding the compliance policies and procedures established by the Sub-Adviser and Sub-Sub-Advisers pursuant to the 1940 Act.
As a newly-organized fund, the Fund had no historical performance information available at the time of the Meeting for the Board to consider in its evaluation of the terms and conditions of the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements. The Board reviewed the investment objectives and policies of the Fund with representatives from Franklin Templeton. The Board members discussed with representatives of Franklin Templeton the experience and capabilities of the Manager, Sub-Adviser and Sub-Sub-Advisers in the management of funds and investment vehicles comparable to the Fund and also discussed the Manager’s, Sub-Adviser’s and Sub-Sub-Advisers’ compliance capabilities. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Franklin Resources for the benefit of the Fund.
The Board reviewed the services to be provided by the Sub-Adviser with respect to making investment decisions for the Fund’s investments in infrastructure interests. The Board reviewed the services to be provided by Lexington Advisers LLC with respect to making investment decisions for the Fund’s investments in secondary funds and certain co-investments.  The Board reviewed the services to be provided by ClearBridge Investments (North America) Pty Limited with respect to making investments in listed infrastructure investments.  The Board reviewed the services to be provided by Franklin Templeton Investments Corp. with respect to coordinating with the Sub-Adviser in making investment decisions for the Fund’s investments in infrastructure interests.  The Board reviewed the services to be provided by each of Benefit Street Partners L.L.C. and Benefit Street Partners Limited with respect to making investment decisions for the Fund’s investments in certain infrastructure debt. The Board also reviewed the experience, qualifications, background and responsibilities of the Sub-Adviser’s and Sub-Sub-Advisers’ personnel who would be primarily responsible for such services, as well as the financial and other resources available to the Sub-Adviser and Sub-Sub-Advisers to support their activities in respect of the Fund.
The Board also considered the division of responsibilities of the Manager, the Sub-Adviser and Sub-Sub-Advisers under the Management Agreement, Sub-Advisory Agreement and Sub-Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services to be provided to the Fund by the Sub-Adviser and Sub-Sub-Advisers
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Franklin Infrastructure Solutions Fund

and other fund service providers. The Board noted that the Manager does not provide day-to-day portfolio management services to the Fund, and that, under the Sub-Advisory Agreement and Sub-Sub-Advisory Agreements, the Sub-Adviser and Sub-Sub-Advisers will be responsible for the day-to-day management of the Fund’s investments, subject to the supervision of the Board and the Manager.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Sub-Adviser and Sub-Sub-Advisers under the Sub-Advisory Agreement and Sub-Sub-Advisory Agreements, respectively.
Management, Sub-Advisory and Sub-Sub-Advisory Fees, Expense Ratios and Manager Profitability
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and incentive fee (the “Incentive Fee”) payable by the Fund to the Manager under the Management Agreement, the contractual sub-advisory  fee (the “Contractual Sub-Advisory Fee”) payable by the Manager to the Sub-Adviser under the Sub-Advisory Agreement, and the contractual sub-sub-advisory fee (the “Contractual Sub-Sub-Advisory Fee”) payable by the Sub-Adviser to each Sub-Sub-Adviser, in view of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager, the Sub-Adviser and Sub-Sub-Advisers to the Fund. The Contractual Management Fee is an annual fee, payable quarterly, in an amount equal to 1.25% of the Fund’s average daily net assets.   The Incentive Fee is a quarterly fee equal to 12.50% of the excess of  “net profits” as calculated pursuant to the formula described in the Management Agreement. The Board noted that the Manager, and not the Fund, is responsible for payment of the Contractual Sub-Advisory Fee to the Sub-Adviser, and that the Sub-Adviser, and not the Fund, is responsible for payment of the Contractual Sub-Sub-Advisory Fee to each Sub-Sub-Adviser and, accordingly, that the retention of Sub-Adviser and Sub-Sub-Advisers would not increase the fees and expenses to be incurred by the Fund’s shareholders. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Adviser and Sub-Sub-Advisers.
The Board received and considered information comparing the Contractual Management Fee and total expenses with those of a group of comparable funds provided by an independent third-party provider of investment company data. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds. The Manager discussed the expected expense ratio of the Fund, including comparisons to the expense ratios of comparable funds.  The Board noted that the
Franklin Infrastructure Solutions Fund
|25

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
expected expense ratio reflects the expense limitation agreement between the Fund and the Manager where the Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses, subject to certain exclusions, do not exceed 0.65% per annum (excluding the excluded expenses) of the Fund’s average daily net assets of the Fund’s shares. The Manager may not terminate the expense limitation agreement prior to one year after the Fund has commenced operations. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month in which the Manager earned the fee or incurred the expense if the total annual Fund operating expenses have fallen to a level below the expense limit. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in a relevant share class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Taking all of the above into consideration, the Board determined that the Contractual Management Fee, Incentive Fee, Contractual Sub-Advisory Fee and Contractual Sub-Sub-Advisory Fees were reasonable in view of the expense information presented and the nature, extent and quality of the services expected to be provided under the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements, respectively.
As a newly-organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the  Meeting, and the Manager explained there was significant uncertainty concerning the components of a profitability analysis for a new fund so pro forma information regarding the projected profitability to the Manager of its services to the Fund was not available. The profitability to the Sub-Adviser and the Sub-Sub-Advisers was not considered to be a material factor in the Board’s consideration since such fees are paid by the Manager to the Sub-Adviser and paid by the Sub-Adviser to the Sub-Sub-Advisers. Under the circumstances, the Board concluded that the profitability to the Manager was not expected to be excessive, particularly in view of the Manager’s agreement to waive fees and/or reimburse certain expenses through the first year of the Fund’s operations, but did not give such information significant weight in its evaluations.
Economies of Scale
The Manager stated that as the Fund’s assets increase over time, the Fund and its shareholders might realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board took into account the Manager’s discussion of the Fund’s management fee structure. The Board considered that, as a newly-organized fund, there was uncertainty regarding the ability of the Fund to attract assets and the rate of asset growth that will be achieved. In view of the uncertainty as to
26|
Franklin Infrastructure Solutions Fund

the growth of assets, and taking into account the Manager’s agreement to waive fees and/or reimburse certain expenses through the first year of the Fund’s operations, the Board concluded that the Contractual Management Fee, Incentive Fee, Contractual Sub-Advisory Fee and Contractual Sub-Sub-Advisory Fee structures are each appropriate at this time.
Other Benefits to the Manager
The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser and Sub-Sub-Advisers, as a result of the Manager’s relationship with the Fund. In view of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were not considered excessive.
In view of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that approval of the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to approve each Agreement for an initial two-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, the Sub-Advisory Agreement and Sub-Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors.
The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Meeting, the Board received a memorandum prepared by independent legal counsel discussing its responsibilities in connection with the Board’s consideration of the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements. Prior to voting, the Independent Trustees also discussed the proposed approval of the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager, the Sub-Adviser, or the Sub-Sub-Advisers were present.
Franklin Infrastructure Solutions Fund
|27

Additional information (unaudited)
Information about Trustees and Officers
The business and affairs of Franklin Infrastructure Solutions Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Trustees†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute
Resolution Research Center at the Kellogg Graduate School
of Business, Northwestern University (2002 to 2016);
formerly, Deputy General Counsel responsible for western
hemisphere matters for BP PLC (1999 to 2001); Associate
General Counsel at Amoco Corporation responsible for
corporate, chemical, and refining and marketing matters and
special assignments (1993 to 1998) (Amoco merged with
British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years	None

Franklin Infrastructure Solutions Fund

Independent Trustees† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of
American Securities Opportunity Funds (private equity and
credit firm) (2006 to 2018); formerly, Senior Managing
Director of Evercore Partners Inc. (investment banking)
(2001 to 2004); Senior Managing Director of Joseph
Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001);
Senior Managing Director of The Blackstone Group L.P.
(private equity and credit firm) (1991 to 1999)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of
Corporate Directors Board Leadership Fellow (since 2016,
with Directorship Certification since 2019) and NACD 2022
Directorship 100 honoree; Adjunct Professor, Georgetown
University Law Center (since 2021); Adjunct Professor, The
University of Chicago Law School (since 2018); Adjunct
Professor, University of Iowa College of Law (since 2007);
formerly, Chief Financial Officer, Press Ganey Associates
(health care informatics company) (2012 to 2014);
Managing Director and Chief Financial Officer, Houlihan
Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years
Director, VALIC Company I (since October 2022); Director of
ACV Auctions Inc. (since 2021); Director of Associated
Banc-Corp (financial services company) (since 2007);
formerly, Director of Hochschild Mining plc (precious metals company) (2016 to 2023); formerly Trustee of AIG Funds
and Anchor Series Trust (2018 to 2021)

Franklin Infrastructure Solutions Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Trustee and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer
and Chief Compliance Officer of Greenbriar Equity Group,
LP (2011 to 2021); formerly, Chief Financial Officer and
Chief Administrative Officer of Rent the Runway, Inc.
(2011); Executive Vice President and Chief Financial Officer
of AOL LLC, a subsidiary of Time Warner Inc. (2007
to 2009); Member of the Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP
(since 2025); Director of Birkenstock Holding plc
(since 2023); Director of The India Fund, Inc. (since 2016);
formerly, Director of Aberdeen Income Credit Strategies
Fund (2017 to 2018); and Director of The Asia Tigers Fund,
Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Trustee and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years	Chairman of University of Sydney USA Foundation (since 2020); formerly, Director of the Radio Workshop US, Inc. (2023-2026)

Franklin Infrastructure Solutions Fund

Independent Trustees† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Trustee and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership
and Corporate Governance, Georgetown Law; and
Professor of Management, McDonough School of Business
(since 2018); formerly, Associate Dean for Strategy,
Georgetown Law (2020 to 2023); National Association of
Corporate Directors Board Faculty Member (since 2021);
formerly, a Member of the Board of Governors of FINRA
(2016 to 2022)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE
Futures Exchange, and CBOE SEF, Director (since 2022);
Advisory Board Member of Foundation Press (academic
book publisher) (since 2019); Chair of DirectWomen Board
Institute (since 2019); formerly, Member of DirectWomen
Board (nonprofit) (2007 to 2022)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Trustee, President and Chief Executive Officer
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of
119 funds associated with Franklin Templeton Fund Adviser,
LLC (“FTFA”) or its affiliates (since 2015); Trustee of Putnam
Family of Funds consisting of 105 portfolios; President and
Chief Executive Officer of FTFA (since 2015); President and
Chief Executive Officer of Franklin Templeton Private
Markets Adviser, LLC (“FTPMA”)(since 2025); formerly,
Senior Managing Director (2018 to 2020) and Managing
Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg
Mason & Co.”); and Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 119 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Trustee during the past five years	None

Franklin Infrastructure Solutions Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton
(since 2020); Managing Director of Legg Mason & Co.
(2006 to 2020); Director of Compliance, Legg Mason Office
of the Chief Compliance Officer (2006 to 2020); formerly,
Chief Compliance Officer of Legg Mason Global Asset
Allocation (prior to 2014); Chief Compliance Officer of Legg
Mason Private Portfolio Group (prior to 2013); formerly,
Chief Compliance Officer of The Reserve Funds
(investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and
broker-dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton
(since 2020); Secretary and Chief Legal Officer
(since 2020) and Assistant Secretary of certain funds in the
Franklin Templeton fund complex (since 2006); formerly,
Managing Director (2016 to 2020) and Associate General
Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and
Assistant Secretary of certain funds in the Franklin
Templeton fund complex (since 2006); Secretary of FTPMA
(since 2025); Secretary of FTFA (since 2006); Secretary of
LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing
Director and Deputy General Counsel of Legg Mason & Co.
(2005 to 2020)

Franklin Infrastructure Solutions Fund

Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and
Principal Financial Officer (since 2019) of certain funds
associated with Legg Mason & Co. or its affiliates; formerly,
Managing Director (2020), Director (2015 to 2020), and Vice
President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2026
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton
(since 2020); Senior Vice President of certain funds
associated with Legg Mason & Co. or its affiliates
(since 2007); Senior Vice President of FTFA (since 2006);
Senior Vice President of FTPMA (since 2025); President
and Chief Executive Officer of LMAS and LMFAM
(since 2015); formerly, Managing Director of Legg Mason &
Co. (2005 to 2020); and Senior Vice President of LMFAM
(2013 to 2015)

†Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1Each member of the Board of Trustees shall hold office until his or her removal, resignation or successor is duly elected and qualifies. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTPMA and certain of its affiliates.
Franklin Infrastructure Solutions Fund

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources, Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
34|
Franklin Infrastructure Solutions Fund

Dividend reinvestment plan (unaudited)
The Fund will operate under a dividend reinvestment plan (the “DRIP”) administered by SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund (the “Shares”). The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.
Shareholders of the Fund (the “Shareholders”) automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, SS&C, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.
SS&C will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. SS&C will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. SS&C will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, SS&C will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither SS&C nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall
Franklin Infrastructure Solutions Fund
|35

Dividend reinvestment plan (unaudited) (cont’d)
they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to Franklin Infrastructure Solutions Fund c/o SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) at Franklin Templeton, 430 W 7th Street, Suite 219520, Kansas City, Missouri 64105-1407 (direct overnight mail) or c/o SS&C GIDS at Franklin Templeton, PO Box 219520, Kansas City, Missouri 64121-9520. Certain transactions can be performed by calling the toll free number (844) 534-4627.
36|
Franklin Infrastructure Solutions Fund

Franklin
Infrastructure Solutions Fund
Trustees
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Franklin Infrastructure Solutions Fund
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Private Markets Adviser, LLC
Subadvisers
Lexington Advisors LLC
ClearBridge Investments (North America) Pty Limited
Franklin Templeton Investments Corp.
Benefit Street Partners L.L.C.
Benefit Street Partners Limited
Custodian
The Bank of New York Mellon
Transfer agent
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001

Franklin Infrastructure Solutions Fund
Franklin Infrastructure Solutions Fund
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Franklin Infrastructure Solutions Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Ave
Kansas City, MO 64105-1307
 5/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal year ending March 31, 2026 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $29,500 in March 31, 2026.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in March 31, 2026.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in March 31, 2026. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in March 31, 2026.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period $538,089 in March 31, 2026.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING – FRANKLIN ADVISORS, INC. (and affiliates)

PROXY VOTING POLICIES AND PROCEDURES OF FRANKLIN ADVISERS, INC. (“FAV”)

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written olicies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and make their best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of issues throughout the year.

THE PROXY GROUP

The Proxy Group’s ‘full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY ADMINISTRATION PROCEDURES

Situations Where Proxies Are Not Voted

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy they receive for all domestic and foreign securities.

However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney;

(v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or

(xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the following Investment Managers:

Franklin Advisers, Inc. (FAV)

Franklin Advisory Services, LLC (FASL)

Franklin Mutual Advisers LLC (FMA)

Franklin Templeton Investments Corp. (FTIC)

Franklin Templeton Investment Management Limited (FTIML)

Templeton Asset Management Ltd. (TAML)

The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ.

Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s guidelines’’ or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

In addition, the Investment Managers may request in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions; however, there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.

The following Proxy Policies apply to FASL only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s guidelines’’ or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote. proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.

In addition, the investment managers may request in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions; however, there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The following Proxy Policies apply to FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Policies’ and TGEG’s custom sustainability guidelines, where appropriate.

The following Proxy Policies apply to FTIC only:

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Andrew Buck, CFA Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Since 2026	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; A Portfolio Manager for Franklin Templeton Investment Solutions (FTIS). He is responsible for managing FTIS’ private markets portfolios, encompassing asset allocation, manager selection, and portfolio construction. He was previously a member of the FTIS Manager Research team, where he led sourcing and due diligence of funds and managers across private equity, private credit, and real assets; and has been employed for more than 5 years with Franklin Advisers, Inc.

Peter Blue, CFA Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Since 2026

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of Alternatives Solutions for Franklin Templeton Investment Solutions; Mr. Blue is responsible for the development and implementation of multi-asset alternatives capabilities for the Franklin Templeton Investment Solutions team; and has been employed for more than 5 years with Franklin Advisers, Inc.

Andrew Knox, CFA, CAIA Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Since 2026

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Director, Portfolio Manager for Franklin Real Asset Advisors (FRAA). With over 28 years of experience in the investment industry, Mr. Knox has held positions in portfolio management, research, and client service within both the institutional and high net worth markets. Mr. Knox joined Franklin Templeton in 2006. From 2011 until 2017, Mr. Knox was the co-lead manager of the Franklin Templeton Institutional Balanced Trust. In 2018, Mr. Knox joined Franklin Real Asset Advisors and was appointed to the FRAA Global Investment Committee in 2019 and assumed Portfolio Management responsibilities for the Franklin Global Real Assets Strategies in 2021

Sam Roach, CFA Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Since 2026

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; A Portfolio Manager for Franklin Real Asset Advisors and portfolio manager of the Franklin Global Real Assets Fund. He is responsible for underwriting and due diligence and shares responsibility for investment strategy, portfolio construction, asset allocation, and risk management. Prior to joining Franklin Templeton in 2023, he accumulated 13 years of experience in institutional investment research and portfolio management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of March 31, 2026.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which an Advisory Fee is Charged	Assets Managed for which Advisory Fee is Performance- Based ($ millions)
Andrew Buck, CFA	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	1	$0.05	0	0
	Other Accounts	0	0	0	0
Peter Blue, CFA	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	1	$0.05	0	0
	Other Accounts	0	0	0	0
Andrew Knox, CFA, CAIA	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	4	$482.3	0	0
	Other Accounts	0	0	0	0
Sam Roach, CFA	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	4	$482.3	0	0
	Other Accounts	0	0	0	0

(a)(3): Portfolio Manager Compensation (As of March 31, 2026):

Conflicts

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Manager Compensation FAV

Investment personnel compensation consists of the following three elements:

• Base salary: All investment personnel are paid a base salary.

• Annual bonus: Annual bonuses are structured to align the interests of the investment personnel with those of our clients. Investment personnel are eligible to receive an annual bonus. Bonuses generally are split between cash, restricted shares of Franklin Resources, Inc. stock, and / or mutual fund units. The deferred equity-based compensation is structured to create a vested interest of the investment personnel in the financial performance of both Franklin Resources, Inc. and the mutual funds they advise, if applicable. The bonus plan seeks to provide a competitive level of annual bonus compensation, commensurate with the investment personnel’s consistently strong investment performance. In accordance with Franklin Templeton guidelines, the Chief Investment Officer and/or other officers of the investment personnel who also bear responsibility for the account, have discretion in the granting of annual bonuses. The following factors are generally considered when determining bonuses:

o Investment performance. Primary consideration is given to historical investment performance over the one, three, and five preceding years of all accounts managed by the investment personnel, if applicable. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark, as appropriate.

o Non-investment performance. The more qualitative contributions of an investment professional to the company’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs, and communication, are evaluated in determining the amount of any bonus award.

o Responsibilities. The characteristics and complexity of accounts managed by the investment personnel are factored in the manager’s appraisal.

o Research. Where the portfolio management team also has research responsibilities, each is evaluated on productivity and quality of recommendations over time.

• Additional long-term, equity-based compensation: Investment personnel may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Vesting of such deferred equity-based compensation awards is time-based over three years.

Additionally, in some instances as applicable to specific fund types and asset classes, we offer investment professionals (employees that can affect investment performance) the opportunity to share in the carried interest/ performance fee revenues earned by the firm in the form of carried interest or performance fee sharing plans/agreements.

Investment personnel also participate in benefit plans and programs available generally to all employees of the investment manager.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of March 31, 2026.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

Andrew Buck, CFA	A
Peter Blue, CFA	A
Andrew Knox, CFA, CAIA	A
Sam Roach, CFA	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrants acknowledge the Staff’s comment. In future filings on Form N-CSR, the certifications required by Rule 30a-2 and Item 19(a)(3) will include the designations “principal executive officer” and “principal financial officer” in the signature blocks, reflecting the capacity in which each signatory executes the certification, in conformity with the language of the Rule and Form N-CSR. The Registrants may also include each signatory’s actual title with respect to the Funds alongside the required designation.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Franklin Infrastructure Solutions Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 03, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 03, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	June 03, 2026